UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2026

TON Strategy Company

(Exact Name of Registrant as Specified in Charter)

Nevada	001-38834	90-1118043
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2300 W. Sahara Avenue, Suite 800
Las Vegas, Nevada	89102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (855) 250-2300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	TONX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08	Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01	Other Events

TON Strategy Company (the “Company”) announced today that the Company’s 2026 annual meeting of stockholders (the “2026 Annual Meeting”) has been scheduled for June 9, 2026. All holders of record of common stock outstanding as of the close of business on April 15, 2026 will be entitled to vote at the 2026 Annual Meeting. The time and location for the 2026 Annual Meeting will be set forth in the Company’s definitive proxy statement for the 2026 Annual Meeting.

As the 2026 Annual Meeting is being held more than 30 days before the anniversary of the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”) under Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and under the Company’s Amended and Restated Bylaws (the “Bylaws”), the Company is hereby providing notice of the below revised deadlines for qualified stockholder proposals and stockholder nominations.

In order for a stockholder proposal for the 2026 Annual Meeting to be eligible for inclusion in the Company’s proxy statement pursuant to Rule 14a-8 of the Exchange Act, the Company must receive the proposal and supporting statements at its principal executive offices no later than the close of business on April 6, 2026. Stockholder proposals and director nominations brought under the Company’s Bylaws and which would not be included in the proxy materials for the 2026 Annual Meeting, must comply with advance notice provisions set forth in the Company’s Bylaws. For any proposed business or nomination to be considered properly brought before the 2026 Annual Meeting, the Company must receive written notice of such business or nomination at its principal executive offices no later than the close of business on April 6, 2026. Any notice of proposed business or nomination must comply with the specific requirements set forth in Rule 14a-8 and the Bylaws, as applicable.

In addition to satisfying the above requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s director nominees must provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act no later than April 6, 2026 to the address set forth above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2026	TON Strategy Company

	By:	/s/ Sarah Olsen
	Name:	Sarah Olsen
	Title:	Chief Financial Officer and Chief Operating Officer